SCHEDULE 14A
                               (RULE 14a-101)

                          SCHEDULE 14A INFORMATION

              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                     SECURITIES EXCHANGE ACT OF 1934
                           (AMENDMENT NO.      )

 Filed by the Registrant {X}

 Filed by a Party other than the Registrant {   }

 Check the appropriate box:

 {  } Preliminary Proxy Statement
      {  } Confidential, For Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
 {  } Definitive Proxy Statement
 {X}  Definitive Additional Materials
 {_}  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        BIRMINGHAM STEEL CORPORATION
         ---------------------------------------------------------
              (Name of Registrant as specified in its charter)

                        ----------------------------
    (Name of person(s) filing proxy statement, if other than Registrant)


 Payment of Filing  Fee (Check the appropriate box):

 {X}  No fee required.

 {  } Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4)  Proposed maximum aggregate value of transactions:
      (5)  Total fee paid.

 _____
 {  } Fee paid previously with preliminary materials.
 {  } Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:





                      ***This May be a Duplicate Copy***

      The enclosed letter may be a duplicate copy of a letter previously sent to you by Birmingham Steel Corporation. Because the United Company Shareholder Group has chosen to proceed with simultaneous consent and proxy solicitations, each of which has a separate record date (October 7, 1999 and October 19, 1999, respectively), if you owned your shares on both record dates, you may be receiving duplicate copies of Birmingham Steel Corporation's proxy solicitation materials.

      We apologize for any inconvenience this may cause you. In any case, we urge you to sign, date and return the enclosed white proxy card today in the enclosed postage-paid envelope.